SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    November 19, 2001

                             MATRIA HEALTHCARE, INC.
               (Exact name of Registrant as Specified in Charter)

         Delaware                     0-20619                    58-2205984
(State or other jurisdiction        (Commission                (IRS Employer
   of Incorporation)                File Number)            Identification No.)


         1850 Parkway Place
         Marietta, Georgia                                        30067
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (770) 767-4548

                                 Not Applicable
          (Former name or Former Address, if Changed Since Last Report)





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)        Not Applicable

         (b)        Not Applicable

         (c)        Exhibits.  The following exhibits are filed herewith:

          Exhibit No.                        Description of Exhibit
          -----------                        ----------------------
              99                  November 19, 2001 Letter to Shareholders

Item 9.         Regulation FD Disclosure.
                ------------------------

     On November 19, 2001, Matria Healthcare, Inc. will disseminate a letter to shareholders on the Company's website at www.matria.com.


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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Matria has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MATRIA HEALTHCARE, INC.



                                         By: /s/ Parker H. Petit
                                             ----------------------------------
                                         Parker H. Petit, Chairman of the Board,
                                         President and Chief Executive Officer


Date:           November 19, 2001



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                                INDEX TO EXHIBITS


     Exhibit No.                          Description of Exhibit
     -----------                          ----------------------
       99                    November 19, 2001 Letter to Shareholders